                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 25
                                      TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   This Amendment No. 25 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective April 30, 2014, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco V.I. Utilities Fund to Invesco V.I. Managed Volatility Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

       2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 3, 2013.


                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name:   John M. Zerr
                                             Title:  Senior Vice President

                                   EXHIBIT 1
                                  "SCHEDULE A

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------

 Invesco V.I. Balanced-Risk Allocation  Series I Shares
 Fund                                   Series II Shares

 Invesco V.I. Core Equity Fund          Series I Shares
                                        Series II Shares

 Invesco V.I. Diversified Income Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. Diversified Dividend Fund Series I Shares
                                        Series II Shares

 Invesco V.I. Equally-Weighted S&P 500  Series I Shares
 Fund                                   Series II Shares

 Invesco V.I. Global Core Equity Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. Global Health Care Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. Global Real Estate Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. Government Securities     Series I Shares
 Fund                                   Series II Shares

 Invesco V.I. High Yield Fund           Series I Shares
                                        Series II Shares

 Invesco V.I. International Growth Fund Series I Shares
                                        Series II Shares

 Invesco V.I. Mid Cap Core Equity Fund  Series I Shares
                                        Series II Shares

 Invesco V.I. Money Market Fund         Series I Shares
                                        Series II Shares

 Invesco V.I. S&P 500 Index Fund        Series I Shares
                                        Series II Shares

 Invesco V.I. Small Cap Equity Fund     Series I Shares
                                        Series II Shares

 Invesco V.I. Technology Fund           Series I Shares
                                        Series II Shares

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------

 Invesco V.I. Managed Volatility Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. American Franchise Fund   Series I Shares
                                        Series II Shares

 Invesco V.I. American Value Fund       Series I Shares
                                        Series II Shares

 Invesco V.I. Comstock Fund             Series I Shares
                                        Series II Shares

 Invesco V.I. Equity and Income Fund    Series I Shares
                                        Series II Shares

 Invesco V.I. Growth and Income Fund    Series I Shares
                                        Series II Shares

 Invesco V.I. Mid Cap Growth Fund       Series I Shares
                                        Series II Shares

 Invesco V.I. Value Opportunities Fund  Series I Shares
                                        Series II Shares"